Exhibit 10.35

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of December 29, 2000, between SangStat Medical Corporation, a corporation organized under the laws of the State of Delaware (the "Company"), and the Purchasers listed on Schedule I attached hereto (each, a "Purchaser" and collectively, the "Purchasers").

WHEREAS:

A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

B. The Company desires to sell, and the Purchasers desire to purchase, upon the terms and conditions stated in this Agreement, shares of the Company's common stock, par value $.001 per share (the "Common Stock"). The shares of Common Stock issuable pursuant to this Agreement are referred to herein as the "Shares."

C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

D. All references herein to monetary denominations shall refer to lawful money of the United States of America.

NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:

1. PURCHASE AND SALE COMMON STOCK.

(a) Purchase of Shares. On each Closing Date (as defined below), subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and Section 7 below, the Company shall issue and sell to the Purchasers, and the Purchasers severally agree to purchase from the Company, that number of Shares set forth opposite each Purchaser's name on Schedule I hereto at a purchase price of $9.50 per share, for the aggregate purchase price and consideration set forth opposite such Purchaser's name thereon for such Closing

(b) Form of Payment. At each Closing, the Company shall deliver to each Purchaser a duly executed certificate or certificates (in such denominations as such Purchaser may reasonably request) representing that number of Shares set forth opposite such Purchaser's name on Schedule I for such Closing against payment of the purchase price therefor by wire transfer, in accordance with the Company's written wiring instructions.

(c) Closing Date. The issuance, sale and purchase of the Shares shall take place in two separate Closings (each, a "Closing"), the first of which is referred to herein as the "First Closing" and the second of which is referred to herein as the "Second Closing." Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the First Closing shall be 12:00 noon, New York City time, on December 29, 2000, or such other time as may be mutually agreed upon by the Company and the Purchasers (the "First Closing Date"). Subject to the satisfaction (or waiver) of the conditions thereto set forth in Sections 6 and 7 below, the date and time of the Second Closing shall be 12:00 noon, New York City time, on January 5, 2001 (the "Second Closing Date"). Each Closing shall occur at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, 260 South Broad Street, Philadelphia, Pennsylvania 19102.

(d) Participation Right. Subject to the terms and conditions specified in this Section 1(d), for a period of one year after the date that the registration statement (as defined in the Registration Rights Agreement) the Company is required to file pursuant to Section 2(a) of the Registration Rights Agreement is declared effective, the Purchasers shall have a right to participate with respect to future sales by the Company of its capital stock sold in any financings by the Company involving (i) equity or equity-linked securities, or (ii) debt which is convertible into equity or in which there is an equity component ("Additional Securities"). Each time the Company proposes to offer any Additional Securities, the Company shall make an offering of such Additional Securities to each Purchaser in accordance with the following provisions:

(1) the Company shall deliver a notice (the "Notice") to the Purchasers stating (i) its bona fide intention to offer such Additional Securities, (ii) the number of such Additional Securities to be offered, (iii) the price and terms, if any, upon which it proposes to offer such Additional Securities, and (iv) the anticipated closing date of the sale of such Additional Securities

(2) by written notification received by the Company, within the earlier of (i) two days prior to the anticipated closing date or (ii) 10 days after giving of the Notice, any Purchaser may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Additional Securities which equals the proportion that the number of shares of Common Stock purchased by such Purchaser bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities then outstanding). The Company shall promptly, in writing, inform each Purchaser which elects to purchase all of the Additional Shares available to it ("Fully-Exercising Purchaser") of any other Purchaser's failure to do likewise. During the five-day period commencing after such information is given, each Fully-Exercising Purchaser shall be entitled to obtain that portion of the Additional Securities for which the Purchasers were entitled to subscribe but which were not subscribed for by the Purchasers which is equal to the proportion that the number of shares of Common Stock held by such Fully-Exercising Purchaser bears to the total number of shares of Common Stock held by all Fully-Exercising Purchasers who wish to purchase some of the unsubscribed shares;

(3) if all Additional Securities which the Purchasers are entitled to obtain pursuant to subsection 1(d)(2) are not elected to be obtained as provided in subsection 1(d)(2) hereof, the Company may, during the 90-day period following the expiration of the period provided in subsection 1(d)(2) hereof, offer the remaining unsubscribed portion of such Additional Securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not consummate the sale of such Additional Securities within such period, the right provided hereunder shall be deemed to be revived and such Additional Securities shall not be offered or sold unless first reoffered to the Purchasers in accordance herewith;

(4) the participation right in this Section 1(d) shall not be applicable to (i) the issuance or sale of shares of Common Stock (or options therefor) to employees, officers, directors, or consultants of the Company for the primary purpose of soliciting or retaining their employment or service pursuant to a stock option plan (or similar equity incentive plan) approved by the Board of Directors, (ii) the issuance of securities in connection with a bona fide underwritten public offering that results in total proceeds to the Company of at least $25,000,000 or any public offering if such participation is reasonably deemed by the Company to violate the Securities Act or, as a result of the SEC deeming such participation to potentially violate the Securities Act, such participation would significantly delay an underwritten public offering of less than $25,000,000 (iii) the issuance or sale of the Shares, or (iv) the issuance of securities in connection with mergers, acquisitions, strategic business partnerships or joint ventures (the primary purpose of which, in the reasonable judgment of the Board, is not to raise additional capital).

(5) the participation right set forth in this Section 1(d) may not be assigned or transferred, except that such right is assignable by each Purchaser (i) to any wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Securities Act, controlling, controlled by or under common control with, any such Purchaser, (ii) to any affiliated venture capital fund and (iii) to any other transferee, provided that with respect to (i), (ii) and (iii), such transfer (and the related participation rights) must include at least 150,000 Shares (as adjusted for stock splits, consolidations and similar transactions).

1. PURCHASERS' REPRESENTATIONS AND WARRANTIES.

Each Purchaser hereby severally represents and warrants to the Company as follows:

(a) Purchase for Own Account, Etc. Each Purchaser is purchasing the Shares for the Purchaser's own account for investment purposes only and not with a present view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Each Purchaser understands that it must bear the economic risk of this investment indefinitely, unless the Shares are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering the resale of any such Shares other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 2(a) to the contrary, by making the representations herein, the Purchasers do not agree to hold the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements under the Securities Act.

(b) Accredited Investor Status. Each Purchaser is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D.

(c) Reliance on Exemptions. Each Purchaser understands that the Shares are being offered and sold to the Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

(d) Information. Each Purchaser and its counsel, if any, have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been specifically requested by such Purchaser or its counsel. Each Purchaser and its counsel have been afforded the opportunity to ask questions of the Company and have received what each Purchaser believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other investigation conducted by each Purchaser or its counsel or any of its representatives shall modify, amend or affect such Purchaser's right to rely on the Company's representations and warranties contained in Section 3 below. Each Purchaser understands that the Purchaser's investment in the Shares involves a high degree of risk.

(e) Governmental Review. Each Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

(f) Transfer or Resale. Each Purchaser understands that (i) except as provided in the Registration Rights Agreement, the sale or resale of the Shares have not been and are not being registered under the Securities Act or any state securities laws, and the Shares may not be transferred unless (a) the resale of the Shares has been registered thereunder; or (b) the Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (c) sold under and in compliance with Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144"); or (d) sold or transferred to an affiliate of the Purchaser who agrees to sell or otherwise transfer the Shares only in accordance with the provisions of this Section 2(f) and who is an Accredited Investor; and (ii) neither the Company nor any other person is under any obligation to register such Shares under the Securities Act or any state securities laws (other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Shares may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, provided such pledge is consistent with applicable laws, rules and regulations.

(g) Legends. Each Purchaser understands that until such time as the Shares have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or otherwise may be sold by the Purchaser under Rule 144(k), certificates for the Shares may bear a restrictive legend in substantially the following form:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States or in any other jurisdiction. The securities represented hereby may not be offered, sold or transferred in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred pursuant to an available exemption from the registration requirements of those laws.

The Company agrees that it shall, immediately prior to the Registration Statement (as defined in the Registration Rights Agreement) being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time the Registration Statement is effective, the transfer agent shall issue certificates representing the Shares without the restrictive legend above, provided such Shares are to be sold pursuant to the prospectus contained in the Registration Statement. Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the holders, that no further opinion of counsel is required at the time of transfer in order to issue such shares without such restrictive legend.

The legend set forth above shall be removed and the Company shall issue (or instruct the transfer agent to issue) a certificate without such legend to the holder of any Shares upon which it is stamped, if, unless otherwise required by state securities laws, (a) the sale of such Shares is registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement; (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably acceptable to the Company, to the effect that a public sale or transfer of such Shares may be made without registration under the Securities Act; or (c) such holder provides the Company with reasonable assurances that such Shares can be sold under Rule 144(k). In the event the above legend is removed from any Shares and thereafter the effectiveness of a registration statement covering such Shares is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws or if Rule 144 is no longer available, then upon reasonable advance written notice to the Purchaser, (subject to the provisions of the Registration Rights Agreement) the Company may (i) instruct its transfer agent to issue a "stop transfer" order with respect to the Shares and (ii) require the Purchaser or the Purchaser's broker to confirm that no sales of the Shares will be effected until the "stop transfer" order is removed. The Purchasers agree to hold the Shares in certificated form until the Shares can be sold under Rule 144(k).

(h) Authorization; Enforcement. Each Purchaser has full power and authority to enter into this Agreement and the Registration Rights Agreement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of each Purchaser and are valid and binding agreements of each Purchaser enforceable against each Purchaser in accordance with their terms; except as such enforceability may be limited by bankruptcy laws and other similar laws affecting creditors' rights generally and general principles of equity.

(i) Residency. Each Purchaser is a resident of the jurisdiction set forth under the Purchaser's name on Schedule I hereto.

The Purchasers' representations and warranties made in this Article 2(a) through (g) and (i) are made solely for the purpose of permitting the Company to make a determination that the offer and sale of the Shares pursuant to this Agreement complies with applicable U.S. federal and state securities laws and not for any other purpose. Accordingly, the Company should not rely on such representations and warranties for any other purpose.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser as follows, except as set forth on the disclosure schedules delivered herewith with corresponding section numbers:

(a) Organization and Qualification. The Company is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company has sufficient licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is in all material respects complying herewith. The Company has no material subsidiaries. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the Shares, (ii) the ability of the Company to perform its obligations hereunder or under the Registration Rights Agreement or (iii) the business, operations, properties, prospects or financial condition of the Company and its subsidiaries, taken as a whole, but not material adverse effects stemming from changes in the economy as a whole or in the Company's industry generally.

(b) Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement, to issue and sell the Shares in accordance with the terms hereof; (ii) the execution, delivery and performance of this Agreement, and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, any committee of the Board of Directors or the Company's stockholders is required, and (iii) this Agreement constitutes, and, upon execution and delivery by the Company of the Registration Rights Agreement, such agreement will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms; except as such enforceability may be limited by bankruptcy laws and other similar laws affecting creditors' rights generally and general principles of equity.

(c) Stockholder Authorization. Neither the execution, delivery or performance by the Company of its obligations under this Agreement or the Registration Rights Agreement, nor the consummation by it of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Shares) requires any consent or authorization of the Company's stockholders, including but not limited to consent under Rule 4460(i) promulgated by the National Association of Securities Dealers, Inc. (the "NASD") or any similar rule.

(d) Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, any shares of capital stock and the number of shares to be issued pursuant to the terms of this Agreement. All of such outstanding shares of capital stock have been, or upon issuance, will be, validly issued, fully paid and non-assessable. No shares of capital stock of the Company (including the Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances created by the Company. Except for the Shares and as set forth on Schedule 3(d), as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, nor are any such issuances or arrangements contemplated, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). Schedule 3(d) sets forth all of the Company issued securities or instruments containing anti-dilution or similar provisions that will be triggered by, and all of the resulting adjustments that will be made to such securities and instruments as a result of, the issuance of the Shares in accordance with the terms of this Agreement. The Company has furnished to the Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), the Company's Bylaws as in effect on the date hereof (the "Bylaws"), and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company.

(e) Issuance of Shares. The Shares will be duly authorized and, upon issuance, and in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances created by the Company and will not, to the Company's knowledge, be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability on the holders thereof.

(f) No Conflicts. The execution, delivery and performance of this Agreement and the Registration Rights Agreement, by the Company, and the consummation and performance by the of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares) will not (i) result in a violation of the Certificate of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment (including, without limitation, the triggering of any anti-dilution provisions), acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and rules or regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations that would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, Bylaws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor to the Company's knowledge, except as set forth on Schedule 3(h) hereto, has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for actual or possible violations, defaults or rights that would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as the Purchaser owns any of the Shares, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and the Registration Rights Agreement, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency or other third party in order for it to execute, deliver or perform any of its obligations under this Agreement or, the Registration Rights Agreement, in each case in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of the Nasdaq National Market ("NASDAQ") and does not reasonably anticipate that the Common Stock will be delisted by NASDAQ for the foreseeable future.

(g) SEC Documents, Financial Statements. Since December 31, 1997, the Company has timely filed (within applicable extension periods) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of Sections 13, 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). All of the SEC documents from December 31, 1997 are currently available for review on the SEC website via EDGAR and documents filed prior to such date have been made available to the Purchasers. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings made prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company.

(h) Absence of Certain Changes. Since December 31, 1999, there has been no material adverse change and no material adverse development in the business, properties, operations, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, which would have a Material Adverse Effect on the Company, except as disclosed in the SEC Documents filed prior to the date hereof.

(i) Absence of Litigation. Except as disclosed in the SEC Documents filed prior to the date hereof, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body, including, without limitation, the SEC or NASDAQ, pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such. To the knowledge of the Company, after reasonable investigation, there are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect on the Company.

(j) Intellectual Property. Each of the Company and its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, inventions, discoveries, processes, scientific, technical, engineering and marketing data, object and source codes, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge necessary for the conduct of its business as now being conducted (collectively, "Intangibles"). To the knowledge of the Company and except as disclosed in the SEC documents filed prior to the date hereof, neither the Company nor any subsidiary of the Company infringes or is in conflict with any right of any other person with respect to any Intangibles which, if the subject of an unfavorable decision, ruling or finding would have a Material Adverse Effect. Except as disclosed in the SEC documents filed prior to the date hereof, neither the Company nor any of its subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intangibles. Except as disclosed in the SEC documents filed prior to the date hereof, neither the Company nor any of its subsidiaries has entered into any consent agreement, indemnification agreement, forbearance to sue or settlement agreement with respect to the validity of the Company's or its subsidiaries' ownership or right to use its Intangibles and, to the knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company or its subsidiaries.

(k) Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(l) Disclosure. All information relating to or concerning the Company set forth in this Agreement or provided to the Purchasers in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. To the Company's knowledge, no event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company's securities.

(m) Acknowledgment Regarding Purchasers' Purchase of the Shares. The Company acknowledges and agrees that the Purchasers are not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, the relationship between the Company and the Purchasers is "arms-length" and, except for the Purchaser's representations and warranties in Section 2 hereof, any statement made by any Purchaser or any of their representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers' purchase of the Shares and has not been relied upon by the Company, its officers or directors in any way. The Company further acknowledges that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

(n) Form S-3 Eligibility. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. There exist no facts or circumstances that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement). The Company has no basis to believe that its past or present independent public auditors will withhold their consent to the inclusion, or incorporation by reference, of their audit opinion concerning the Company's financial statements which are included in the Registration Statement required to be filed pursuant to the Registration Rights Agreement.

(o) No General Solicitation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Shares being offered hereby.

(p) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Shares being offered hereby under the Securities Act or cause this offering of Shares to be integrated with any prior offering of securities of the Company for purposes of the Securities Act, the result of such integration which would require registration under the Securities Act, or any applicable stockholder approval provisions, including, without limitation, Rule 4460(i) of the NASD or any similar rule.

(q) No Brokers. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Purchaser relating to this Agreement or the transactions contemplated hereby.

(r) Acknowledgment Regarding Shares. The Company's executive officers have studied and fully understand the nature of the Shares being sold hereunder. The Company's Board of Directors has determined in its good faith business judgment that the issuance of the Shares hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.

(s) Title. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and merchantable title to all personal property owned by them that is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such real property and facilities by the Company and its subsidiaries.

(t) Tax Status. Except as set forth in the SEC Documents, the Company and each of its subsidiaries has made or filed all foreign, U.S. federal, state and local income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, or except as would not have a Material Adverse Effect on the Company. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim except as would not have a Material Adverse Effect on the Company. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the Company's tax returns are presently being audited by any taxing authority.

(u) Key Employees. Each of the Company's directors, officers and any Key Employee (as defined below) is currently serving the Company in the capacity disclosed in the SEC Documents. As of the Closing Date, no Key Employee, to the knowledge of the Company and its subsidiaries, is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any material liability with respect to any of the foregoing matters. As of the Closing Date, no Key Employee has, to the knowledge of the Company and its subsidiaries, any intention to terminate or limit his employment with, or services to, the Company or any of its subsidiaries, nor is any such Key Employee subject to any constraints which would cause such employee to be unable to devote his full time and attention to such employment or services. "Key Employee" means the persons listed on Schedule 3(u).

(v) Insurance. The Company has in force fire, casualty, product liability and other insurance policies, with extended coverage, sufficient in amount to allow it to replace any of its material properties or assets which might be damaged or destroyed or sufficient to cover liabilities to which the Company may reasonably become subject, and such types and amounts of other insurance with respect to its business and properties, on both a per occurrence and an aggregate basis, as are customarily carried by persons engaged in the same or similar business as the Company. No default or event has occurred that could give rise to a default under any such policy.

(w) Environmental Matters. There is no environmental litigation or other environmental proceeding pending or threatened in writing by any governmental regulatory authority or others with respect to the current or any former business of the Company or any partnership or joint venture currently or at any time affiliated with the Company. To the Company's knowledge, no state of facts exists as to environmental matters or Hazardous Substances (as defined below) that involves the reasonable likelihood of a material capital expenditure by the Company or that may otherwise have a Material Adverse Effect. No Hazardous Substances have been treated, stored or disposed of, or otherwise deposited, in or on the properties owned or leased by the Company or by any partnership or joint venture currently or at any time affiliated with the Company in violation of any applicable environmental laws. The environmental compliance programs of the Company comply in all respects with all environmental laws, whether federal, state or local, currently in effect. As used herein, "Hazardous Substances" means any substance, waste, contaminant, pollutant or material that has been determined by any governmental authority to be capable of posing a risk of injury to health, safety, property or the environment.

3. COVENANTS.

(a) Best Efforts. The parties shall use their best efforts timely to satisfy each of the conditions described in Section 6 and Section 7 of this Agreement.

(b) Form D: Blue Sky Laws. The Company shall file with the SEC a Form D with respect to the Shares as required under Regulation D and provide a copy thereof to the Purchasers promptly after such filing. The Company shall, on or before the First Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Shares for sale to the Purchasers pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to the Purchasers on or prior to the First Closing Date. Within ten (10) days after the First Closing Date, the Company shall file a Current Report on Form 8-K (a "Form 8-K") concerning this Agreement and the transactions contemplated hereby, which Form 8-K shall attach this Agreement as exhibits to such Form 8-K.

(c) Reporting Status. So long as any Purchaser beneficially owns any of the Shares, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. In addition, the Company shall take all commercially reasonable actions to meet the "registrant eligibility" requirements set forth in the general instructions to Form S-3 or any successor form thereto, to continue to be eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act.

(d) Use of Proceeds. The Company shall use the proceeds from the sale of the Shares as set forth in Schedule 4(d).

(e) Expenses. The Company shall pay to SDS Capital Partners ("SDS Capital") at the Closing, reimbursement for the out-of-pocket expenses reasonably incurred by SDS Capital's advisors in connection with the negotiation, preparation, execution and delivery of this Agreement (including earlier versions of this transaction) and the other agreements to be executed in connection herewith, including, without limitation, SDS Capital's advisors' reasonable due diligence and attorneys' fees and expenses (the "Expenses") not to exceed $60,000; provided, however, that SDS Capital shall be permitted to deduct all Expenses from the purchase price payable by SDS Capital hereunder. In addition, from time to time thereafter, upon SDS Capital's written request, the Company shall pay to SDS Capital such additional Expenses, if any, not covered by such payment, in each case to the extent reasonably incurred by SDS Capital's agents in connection with the negotiation, preparation, execution and delivery of this Agreement; provided, however, that in no event shall the Company be obligated to pay more than $60,000 on account of Expenses.

(f) Financial Information. The Company agrees to add each Purchaser to its mailing list (whether via electronic transmission or otherwise) for purposes of each Purchaser receiving, if sent by the Company to its stockholders, copies of the following reports: (i) its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy statements and any Current Reports on Form 8-K; (ii) copies of all press releases issued by the Company or any of its subsidiaries; and (iii) copies of any notices and other information made available or given to stockholders of the Company generally.

(g) Listing. The Company shall use commercially reasonable efforts to maintain, for a period of five years from the First Closing Date, the listing of all Shares on each national securities exchange or automated quotation system on which shares of Common Stock are currently listed. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on NASDAQ, the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX") and will comply in all respects with the reporting, filing and other obligations under the bylaws or rules of the NASD and such exchanges, as applicable. The Company shall promptly provide to each Purchaser copies of any notices it receives regarding the continued eligibility of the Common Stock for trading on the NASDAQ or, if applicable, any securities exchange or automated quotation system on which securities of the same class or series issued by the Company are then listed or quoted, if any. This Section shall not apply if the Company is acquired.

(h) No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Shares) under circumstances that would require registration of the Shares being offered or sold hereunder under the Securities Act or cause this offering of the Shares to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

(i) Legal Compliance. The Company shall conduct its business and the business of its subsidiaries in compliance with all laws, ordinances or regulations of governmental entities applicable to such businesses, except where the failure to do so would not have a Material Adverse Effect on the Company.

(j) Inspection of Properties and Books. So long as any Purchaser shall hold any Shares, such Purchasers and its representatives and agents (collectively, the "Inspectors") shall have the right upon reasonable notice to the Company and during business hours, at the Purchasers' expense, to visit and inspect any of the properties of the Company and of its subsidiaries, to examine the books of account and records of the Company and of its subsidiaries, to make or be provided with copies and extracts therefrom, to discuss the affairs, finances and accounts of the Company and of its subsidiaries with, and to be advised as to the same by, its and their officers, employees and independent public accountants (and by this provision the Company authorizes such accountants to discuss such affairs, finances and accounts, whether or not a representative of the Company is present) all at such reasonable times and intervals and to such reasonable extent as the Purchasers may desire; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to the Purchasers) of any such information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement filed pursuant to the Registration Rights Agreement (a final determination of which shall be based upon an opinion of outside counsel to the Company), (b) the release of such information is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 4(j). Each Purchaser agrees that it shall, upon learning that disclosure of such information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the information deemed confidential.

4. TRANSFER AGENT INSTRUCTIONS.

(a) The Company shall instruct its transfer agent to issue certificates, registered in the name of each Purchaser or its nominee, for the Shares in such amounts as specified by such Purchaser to the Company.

(b) The Company warrants that no instruction other than such instructions referred to in this Section 5, will be given by the Company to its transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section or any other limits in the Registration Rights Agreement shall affect in any way the Purchasers' obligations and agreement set forth in Section 2(g) hereof to resell the Shares pursuant to an effective registration statement or under an exemption from the registration requirements of applicable securities law.

(c) If a Purchaser provides the Company and the transfer agent with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably acceptable to the Company, to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from registration, or a Purchaser provides the Company with reasonable assurances that such Shares may be sold under Rule 144, the Company shall permit the transfer.

5. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Shares to the Purchasers hereunder is subject to the satisfaction, at or before the First Closing Date and the Second Closing Date, as applicable, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived in writing by the Company at any time in its sole discretion:

(a) With respect to the First and Second Closing:

(i) Each of the Purchasers shall have executed this Agreement and the Registration Rights Agreement, and delivered executed original copies of the same to the Company.

(ii) Each Purchaser shall have delivered the purchase price set forth opposite its name on Schedule I hereto for the Shares being purchased by it at such Closing in accordance with Section 1(b) above.

(iii) The representations and warranties of each Purchaser shall be true and correct as of the date when made and as of the First Closing Date and the Second Closing Date, as applicable, as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and each Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to the First Closing Date and the Second Closing Date, as applicable.

(iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, challenges or prohibits the consummation of any of the transactions contemplated by this Agreement.

6. CONDITIONS TO THE PURCHASERS' OBLIGATION TO PURCHASE.

The obligation of the Purchasers hereunder to purchase the Shares from the Company hereunder is subject to the satisfaction, at or before the First Closing Date and the Second Closing Date, as applicable, of each of the following conditions, provided that such conditions are for the Purchasers' sole benefit and may be waived in writing by the Purchasers at any time in the Purchasers' sole discretion:

(a) With respect to the First Closing:

(i) The Company shall have executed this Agreement and the Registration Rights Agreement, and delivered executed original copies of the same to the Purchasers.

(ii) The Company shall have delivered to the Purchasers duly executed certificates (each in such denominations as each Purchaser shall reasonably request) representing the Shares being so purchased by the Purchasers at the First Closing in accordance with Section 1(b) above.

(iii) The Common Stock shall be listed on NASDAQ and trading in the Common Stock (or NASDAQ generally) shall not have been suspended by the SEC or NASDAQ.

(iv) The representations and warranties of the Company shall be true and correct as of the date when made and as of the First Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the First Closing Date. The Purchasers shall have received a certificate, executed by the Chief Executive Officer of the Company after reasonable investigation, dated as of the First Closing Date to the foregoing effect and as to such other matters as may reasonably be requested by the Purchasers.

(v) No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

(vi) The Purchasers shall have received opinions of the Company's general counsel and of the Company's outside counsel, dated as of the First Closing Date, in form, scope and substance reasonably satisfactory to the Purchasers and in substantially the form of Exhibits B-1 and B-2 attached hereto.

(vii) There shall have been no material adverse changes and no material adverse developments in the business, properties, operations, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, since the date hereof, and no information, of which the Purchasers are not currently aware, shall come to the attention of the Purchasers that is materially adverse to the Company.

(viii) The Secretary of the Company shall deliver to each Purchaser at the First Closing a certificate stating that all Board of Directors and stockholder approvals necessary to authorize the performance by the Company of its obligations contemplated by this Agreement have been obtained and attaching thereto: (i) a copy of the Certificate of Incorporation (with any and all certificates of designation) and the Bylaws (as amended through the date of the First Closing), certified by the Secretary of the Company as the true and correct copies thereof as of the First Closing; and (ii) a copy of the resolutions of the Board of Directors and, if required, the stockholders of the Company, authorizing the execution and delivery of this Agreement and the Registration Rights Agreement, the issuance of the Shares and other matters contemplated hereby.

(a) with respect to the Second Closing:

(i) The First Closing shall have occurred.

(ii) On or before January 5, 2001, the Company shall have delivered to the Purchasers duly executed certificates (each in such denominations as each Purchaser shall reasonably request) representing the Shares being so purchased by the Purchasers at the Second Closing in accordance with Section 1(b) above.

(iii) The Common Stock shall be listed on NASDAQ and trading in the Common Stock (or NASDAQ generally) shall not have been suspended by the SEC or NASDAQ.

(iv) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Second Closing Date. On or before January 5, 2001, the Purchasers shall have received a certificate, executed by a Senior Officer of the Company after reasonable investigation, dated as of the Second Closing Date to the foregoing effect and as to such other matters as may reasonably be requested by the Purchasers.

(v) No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

(vi) On or before January 5, 2001, the Purchasers shall have received opinions of the Company's general counsel and of the Company's outside counsel, dated as of the Second Closing Date, in substantially the form of Exhibits B-1 and B-2 attached hereto.

(vii) There shall have been no material adverse changes and no material adverse developments in the business, properties, operations, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, since the date hereof, and no information, of which the Purchasers are not currently aware, shall come to the attention of the Purchasers that is materially adverse to the Company.

(viii) On or before January 5, 2001, the Secretary of the Company shall deliver to each Purchaser at the Second Closing a certificate stating that all Board of Directors and stockholder approvals necessary to authorize the performance by the Company of its obligations contemplated by this Agreement have been obtained and attaching thereto: (i) a copy of the Certificate of Incorporation (with any and all certificates of designation) and the Bylaws (as amended through the date of the Second Closing), certified by the Secretary of the Company as the true and correct copies thereof as of the Second Closing; and (ii) a copy of the resolutions of the Board of Directors and, if required, the stockholders of the Company, authorizing the execution and delivery of this Agreement and the Registration Rights Agreement, the issuance of the Shares and other matters contemplated hereby.

(ix) The average of the Closing Price (as defined below) of the Common Stock for the 5 consecutive trading days ending on the trading day immediately prior to the Second Closing Date shall be greater or equal to $9.50. For purposes hereof, "Closing Price" means, for the Common Stock as of any date, the closing bid price of the Common Stock on the principal United States securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the Purchasers if Bloomberg Financial Markets is not then reporting closing bid prices of the Common Stock) (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of the Common Stock in the over-the-counter market on the electronic bulletin board for the Common Stock as reported by Bloomberg, or, if no sale price is reported for the Common Stock by Bloomberg, the average of the bid prices of all market makers for the Common Stock as reported in the "pink sheets" by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading date for the Common Stock, on the next preceding date which was a trading date. If the Closing Price cannot be calculated for the Common Stock as of either of such dates on any of the foregoing bases, the Closing Price of the Common Stock on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Purchasers, with the costs of such appraisal to be borne by the Company.

7. GOVERNING LAW; MISCELLANEOUS.

(a) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company and the Purchasers irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in the State of Delaware in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and the Purchasers irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties further agree that service of process upon the other party mailed by first class mail shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect the right of the parties to serve process in any other manner permitted by law. The parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

(b) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed execution page or pages hereof to be physically delivered to the other party within five (5) business days of the execution hereof, provided that the failure to so deliver any manually executed execution page shall not affect the validity or enforceability of this Agreement.

(c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

(e) Entire Agreement; Amendments. This Agreement, and the instruments referenced herein and the Registration Rights Agreement contain the entire understanding of the Purchasers, the Company, their affiliates and persons acting on their behalf with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchasers.

(f) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally, by responsible overnight carrier or by confirmed facsimile, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by responsible overnight carrier or confirmed facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:

SangStat Medical Corporation
6300 Dumbarton Circle
Fremont, California 94555
Facsimile: (510) 789-4493
Attn: General Counsel

with a copy simultaneously transmitted by like means to:

Gray Cary Ware & Friedenrich
4365 Executive Drive
Suite 1600
San Diego, CA 92121
Facsimile: (858) 677-1477
Attn: Paul B. Johnson, Esquire

If to a Purchaser, to the address set forth under the Purchaser's name on the execution page hereto.

Each party shall provide notice to the other party of any change in address.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder. The Purchasers may assign and transfer some or all of their rights hereunder and some or all of the Shares without the prior consent of the Company; provided that such transfer must include at least 150,000 Shares (as adjusted for stock splits, consolidations and similar transactions). Notwithstanding anything to the contrary contained in this Agreement or the Registration Rights, the Shares may be pledged and all rights of the Purchasers under this Agreement or any other agreement or document related to the transactions contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with the Purchasers' margin or brokerage account. In addition, and notwithstanding anything to the contrary contained herein, with respect to the obligation of some or all of the Purchasers to purchase shares at the Second Closing, such Purchasers may assign this Agreement and its rights and obligations hereunder without the prior consent of the Company, provided that the assignee or assignees of this Agreement agree in writing to be bound by the terms, representations and conditions contained in this Agreement.

(h) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i) Survival. The representations and warranties and the agreements and covenants set forth in Sections 2, 3, 4, 5 and 8 hereof shall survive for three years following the Closing notwithstanding any due diligence investigation conducted by or on behalf of the Purchasers. Moreover, none of the representations and warranties made by one party herein shall act as a waiver of any rights or remedies the other party may have under applicable U.S. federal or state securities laws. The Company shall indemnify and hold harmless the Purchasers and each of the Purchasers' officers, directors, employees, partners, members, agents and affiliates for all losses or damages arising as a result of or related to any breach or alleged breach by the Company of any of its representations or covenants set forth herein, including advancement of expenses as they are incurred.

(j) Publicity. The Company and the Purchasers shall have the right to approve before issuance any press releases, SEC or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Purchasers, to make any press release or SEC or NASD filings with respect to such transactions as is required by applicable law and regulations (although the Purchasers shall be consulted by the Company in connection with any such press release and filing prior to its release and shall be provided with a copy thereof).

(k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l) Termination. In the event that the First Closing shall not have occurred on or before December 29, 2000 unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

(m) Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement and the Registration Rights Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

(n) Equitable Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder (including, but not limited to, its obligations pursuant to Section 5 hereof) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement (including, but not limited to, its obligations pursuant to Section 5 hereof), that the Purchasers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer of the Shares, without the necessity of showing economic loss and without any bond or other security being required.

(o) For purposes hereof, "Business Day" means any day except Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required to close by law.

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

SANGSTAT MEDICAL CORPORATION

By: /s/ Stephen G. Dance

Name: Stephen G. Dance
Title: Senior Vice President, Finance

PURCHASER:

NARRAGANSETT I. LP

By: /s/ Joseph L. Dowling III

Name: Joseph L. Dowling III
Title: Managing Member

RESIDENCE:

ADDRESS:

Telecopy:

Attention:

With a copy to:

Klehr, Harrison, Harvey, Branzburg & Ellers LLP
260 South Broad Street
Philadelphia, Pennsylvania 19102
Telecopy: (215) 568-6603
Attention: Stephen T. Burdumy, Esquire

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

SANGSTAT MEDICAL CORPORATION

By: /s/ Stephen G. Dance

Name: Stephen G. Dance
Title: Senior Vice President, Finance

PURCHASER:

NARRAGANSETT OFFSHORE, LTD.

By: /s/ Joseph L. Dowling III

Name: Joseph L. Dowling III
Title: Managing Member

RESIDENCE:

ADDRESS:

Telecopy:

Attention:

With a copy to:

Klehr, Harrison, Harvey, Branzburg & Ellers LLP
260 South Broad Street
Philadelphia, Pennsylvania 19102
Telecopy: (215) 568-6603
Attention: Stephen T. Burdumy, Esquire

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

SANGSTAT MEDICAL CORPORATION

By: /s/ Stephen G. Dance

Name: Stephen G. Dance
Title: Senior Vice President, Finance

PURCHASER:

ROYAL BANK OF CANADA
by its agent RBC Dominion Securities Corporation

By: /s/ Mark A. Standish

Name: Mark A. Standish
Title: Managing Director

By: /s/ Bruce Runciman

Name: Bruce Runciman
Title: Chief Financial Officer

RESIDENCE: Toronto, Canada

ADDRESS:

One Liberty Plaza
165 Broadway, 2nd Floor
New York, New York 10006-1404
Telephone: (212) 858-7200
Telecopy: (212) 858-7437
Attention: Daniel J. Glusker, Esq.

With a copy to:

Klehr, Harrison, Harvey, Branzburg & Ellers LLP
260 South Broad Street
Philadelphia, Pennsylvania 19102
Telecopy: (215) 568-6603
Attention: Stephen T. Burdumy, Esquire

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

SANGSTAT MEDICAL CORPORATION

By: /s/ Stephen G. Dance

Name: Stephen G. Dance
Title: Senior Vice President, Finance

PURCHASER:

SDS CAPITAL PARTNERS, LLC

By: /s/ Steve Derby

Name: Steve Derby
Title: Managing Member

RESIDENCE:

ADDRESS:

Telecopy:

Attention:

With a copy to:

Klehr, Harrison, Harvey, Branzburg & Ellers LLP
260 South Broad Street
Philadelphia, Pennsylvania 19102
Telecopy: (215) 568-6603
Attention: Stephen T. Burdumy, Esquire

SCHEDULE I

FIRST CLOSING:

Name of Purchaser	Number of Shares Being Purchased	Purchase Price	Price Per Share
Narragansett I. LP	194,800	$1,850,600	$9.50
Narragansett Offshore, Ltd.	331,500	$3,149,250	$9.50
Royal Bank of Canada	368,500	$3,500,750	$9.50

SECOND CLOSING:

Name of Purchaser	Number of Shares Being Purchased	Purchase Price	Price Per Share
SDS Capital Partners, LLC (or its assignee)	421,000	$3,999,500	$9.50